Noncontrolling Interests (Tables)	12 Months Ended
Dec. 31, 2017
Noncontrolling Interest [Abstract]
Reconciliation of non controlling interest [Table Text Block]
A reconciliation of non-controlling interest as of June 30, 2017 and December 31, 2016 is as follows:

	December 31, 2017	December 31, 2016

Beginning Balance	$-	$3,444,342
Noncontrolling interest through acquisition of E-Motors (Note 4)	9,583,646
Proportionate shares of net (loss) income	(754,084)	308,442
Capital contribution by a minority shareholder
Buyback of Noncontrolling interest (a)	-	(2,160,142)
Gain on Noncontrolling interest buyback (a)	-	(1,354,229)
Foreign currency transaction adjustment	(30,102)	(238,413)

Total	$8,799,460	$-

(a)
On June 24, 2016, Tantech BVI, through its wholly owned subsidiary, Lishui Tantech, entered into an equity purchase agreement with the five individuals who holds the 5% equity interest of Tantech Bamboo. Pursuant to the equity purchase agreement, Tantech BVI issued 1,018,935 shares of the Company’s common stock in consideration for the 5% equity interest of Tantech Bamboo. The transaction was consummated on December 28, 2016. Upon the completion of the acquisition, Tantech BVI’s equity interest in Tantech Bamboo increased from 95% to 100%. Since Tantech BVI retains its control over Tantech Bamboo before and after the acquisition of minority interest, this change in the parent’s ownership interest shall be accounted for as an equity transaction in accordance with FASB ASC 810-10-45. No gain or loss was recognized in the consolidated net income or comprehensive income. The carrying amount of the previous non-controlling interest was adjusted to reflect the change in its ownership interest in Tantech Bamboo. The difference between the fair value of the common stocks issued and the amount by which the minority interest was adjusted was recorded as additional paid in capital.